                                                                  EXHIBIT 10.vi

                         EXCLUSIVE FINDER'S AGREEMENT

     This Finder's Agreement (this "Agreement") is made as of December 5, 2003,

between Mines  Management, Inc., an Idaho Corporation, (the "Company"), and The

Shemano Group, Inc., a California  corporation  (the "Finder").  The Finder and the Company agree:

      1.    ENGAGEMENT OF FINDER:   The  Company hereby engages the Finder, and

            the Finder hereby accepts such  engagement, to act as the Company's finder with respect to sales by the  Company in a private placement

            transaction  (the  "Offering")  of  up to  $15   million

            aggregate  principal  amount  of  Equity,  Equity-Related  or  Debt

            Securities (the "Securities") of the Company to the investors.

      2.    OFFERING  PROCEDURES:  The Finder will  introduce  the  Company  to investors who  the  Finder  represents and warrants are "accredited investors," as that term is defined  in  Rule  501  of Regulation D promulgated under the Securities Act of 1933, as amended (the "1933

            Act"),   with  whom  the  Finder  has  a  pre-existing  substantive relationship.

      3.    FINDER'S COMPENSATION:   In consideration for the services rendered

            by the Finder hereunder, the  Company  shall  pay to the Finder, or cause  the  Finder  to  be paid, compensation as provided  in  this section within 3 days of  the  Company's  receipt of funds from the

            Offerees.

            (A)   CASH COMPENSATION: The Company shall  pay  to the Finder cash compensation  equal  to  seven  percent  (7%)  of  the  gross

                  Offering funds received in the Offering.

            (B)   WARRANTS:   The Finder shall receive 3% warrant compensation.

                  The warrant calculation  translates to 30,000 warrants per $1 million raised.  The warrant's strike shall equal the strike,

                  expiration and registration rights of that of the investor in the respective offering. The  equity interests will be priced

                  on  the same terms as the investors.   The  Shares  shall  be

                  subject  to  equitable  adjustment  for  stock  splits, stock

                  dividends   and   similar  events.   The  shares  shall  have

                  "piggyback" registration rights.

                  For purposes of determining  the  Finder's compensation under this  Section 3, the gross offering  funds  received  in  the

                  Offering(s)  shall include any amounts paid to the Company by investors in respect  to  an exercise or conversion of any of the Securities or Warrants,  (excluding Warrants issued to

                  the  Finder)  including  the  value   allocated   to  any

                  securities  not  issued pursuant to a "cashless exercise"  or similar provision.

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     4.     CERTAIN MATTERS RELATING TO FINDER'S DUTIES:

            (A)   The Finder's responsibilities shall be limited to introducing potential investors  to the Company, and the Finder shall not have  authority  to offer  or  sell  the  Securities  to  any

                  potential  investor.   Finder   shall  not  use  any  general

                  solicitation or general advertising within the meaning of the applicable securities laws in connection  with  any offering.

                  The  Finder  shall  have no responsibility to participate  or assist in any negotiations between any potential investor and the Company. The Finder  will  have no responsibility to act,

                  and the parties contemplate that  the Finder will not act, as a broker or dealer with respect to  the  offer or sale of the

                  Securities. Further, the finder shall have  no responsibility for  fulfilling  any SEC reporting or filing requirements  as relates to the Company  provided  however,  Finder  agrees to provide  Company  with  reasonable assistance related to  any

                  registration,  qualification   or   other   requirements   of

                  applicable securities laws and other regulatory matters.

            (B)     The  Finder agrees to introduce the Company to Offerees

                  only in states  in  which  the Finder has been advised by the

                  Company that offers and sales  of  Securities  can be legally made by the Company.

            (C)   The Finder shall perform its duties under this Agreement in a manner consistent with the instructions of the Company.  Such performance  shall  include,  but  not  be  limited  to,  the delivery  to  each  Offeree  a  current  copy  of the Private

                  Placement Memorandum, Subscription Agreement and any Offering

                  Questionnaire and/or similar documents provided to the Finder by the Company, as such documents may be amended from time to time by the Company and delivered to the Finder.  The  Finder shall consecutively number each copy of the Private Placement

                  Memorandum  (which  will  include  the  first  letter  of the

                  Finder's   name  or  other  identifying  mark  sufficient  to

                  designate an Offeree introduced by the Finder); keep a log of

                  when  and  to   whom  each  copy  of  the  Private  Placement

                  Memorandum is given,  with  the  Private Placement Memorandum numbers;  maintain  a  copy  of any written  information  the

                  Finder obtains regarding the suitability of each Offeree; and

                  only  use  the Private Placement  Memorandum  in  introducing

                  Offerees to  the  Company.  The Finder shall provide this log and all such written information  to  the Company at any time and promptly upon request of the Company  at  the termination of this Agreement.

            (D)     The Finder is and will hereafter act as an  independent

                  contractor and not as an employee of the Company and  nothing in this Agreement shall be interpreted or construed to create

                  any   employment,   partnership,   joint  venture,  or  other

                  relationship between the Finder and  the  Company. The Finder will not hold itself out as having, and will not state to any person that the Finder has, any relationship with the Company other  than  as an independent contractor. The  Finder  shall have no right  or  power  to  find or create any liability or


                  obligation for or in the name of  the  Company or to sign any documents on behalf of the Company.

      5.    RIGHT OF FIRST REFUSAL.  In consideration for  The Shemano Group to act  as  the finder in connection with the proposed  offering,  the

            Company hereby grants The Shemano Group a right of first refusal to serve as the  Company's investment banker in connection with any financial transaction  for  a period of 1 year from the closing of the transaction.  A "financial  transaction"  as  defined  in this Section 5 is a private placement or registered public offering of  any  type  for  debt  or  equity  financing of not less than $5 million.  In the event the company  advises  The  Shemano Group that  it  desires to effect any financial transaction, the  Company and The Shemano Group will negotiate in good faith the terms of The

            Shemano Groups  engagement  in a separate agreement which would set forth,  among other matters, compensation  for  The  Shemano  Group based upon customary fees for the services provided.

      6.    TERMINATION OF AGREEMENT. Either party may terminate this Agreement by notifying  the  other party in writing upon a material breach by that other party, unless  such  breach  is  curable  and is in fact cured  within  15  days  after  such  notice.  This Agreement  will terminate  upon  completion  or  termination of the  Offering.  The

            Company may terminate this Agreement  following  ninety  (90)  days after  the  date  hereof  upon written notice.  Notwithstanding the foregoing, all provisions of this Agreement other than section 1, 2 and 4 shall survive the termination  of this Agreement with respect to Offerees who the Finder introduces  to  the Company prior to any termination  with  respect  to the Offering. The  Finder  shall  be entitled to compensation under  section 3 based on investments made by such Offerees prior to the termination  of  this Agreement or at any time within one year thereafter.

      7.    INDEMNIFICATION.  The Company and the Finder each  shall  indemnify and  defend  the  other  and  the  other's  affiliates,  directors,

            officers, employees,  agents,  consultants,  attorneys, accountants and  other representatives (each an "Indemnified  Person"  in  this subsection (a)) and shall hold each Indemnified Person harmless, to the fullest  extent  permitted by law, from and against any and all

            claims,  liabilities,  losses,   damages  and  expenses  (including

            reasonable attorney's fees and costs),  as  they  are  incurred, in connection  with  the  Offering,  resulting  from  the indemnifying party's negligence, bad faith or willful misconduct  in  connection with  the  Offering,  any violation by the indemnifying party  (not caused by an Indemnified  Person)  of  Federal  or state securities laws  in  connection  with  the  Offering,  or  any breach  by  the indemnifying  party  of this Agreement. In case any  litigation  or proceeding shall be brought  against  any  Indemnified Person under this section, the indemnifying party shall be  entitled  to  assume the  defense  of  such litigation or proceeding with counsel of the indemnifying party's  choice  at  its  expense  (in  which case the indemnifying  party  shall  not  be  responsible  for the fees  and expenses  of  any  separate  counsel  retained  by such Indemnified

            Person, except in the limited circumstances described below in this section); provided, however, that such counsel shall  be reasonably


            satisfactory   to  the  Indemnified  Person.  Notwithstanding   the

            indemnifying  party's  election  to  assume  the  defense  of  such litigation or proceeding (a) such Indemnified Person shall have the right to employ  separate counsel and to participate in the defense of such litigation  or  proceeding,  and (b) the indemnifying party shall  bear the reasonable fees, costs  and  expenses  of  separate counsel  if  (but  only  if)  the  use  of  counsel selected by the indemnifying  party  to  represent  such Indemnified  Person  would present such counsel with a conflict  of  interest under applicable laws or rules of professional conduct.

      8.    CONFIDENTIALITY   OF   OFFEREE  INFORMATION.    The   Company

            acknowledges  that  the  identity   of   the   Offerees,   and  all

            confidential  information  about  Offerees  received by the Company from an Offeree or the Finder, is confidential  information  of the

            Finder  and  may  not  be  shared with any other person without the consent of the Finder.

      9.    NOTICES.  Any notice,  consent,  authorization or other

            communication to be given hereunder shall be in  writing  and shall be  deemed duly given and received when delivered personally,  when transmitted  by  fax,  three days after being mailed by first class mail,  or  one day after being  sent  by  a  nationally  recognized overnight delivery  service,  charges and postage prepaid, properly addressed to the party to receive  such  notice,  at  the following address or fax number for such party (or at such other  address  or fax  number  as  shall hereafter be specified by such party by like notice):

            (A)   If to the Company, to:

                  Glenn Dobbs

                  President and CEO

                  905 West Riverside, Suite 311

                  Spokane, WA  99201

                  Telephone:  (509) 838-6050

                  Fax:        (509) 838-0486

            (B)   If to the Finder, to:

                  Michael  Jacks

                  Partner

                  The Shemano Group, Inc.

                  601 California Street, Suite 1150

                  San Francisco, Calif. 94108

                  Telephone:  (415) 274-3200

                  Fax:        (415) 274-3238

                  E-mail:     mjacks@shemano.com

      10.   COMPANY TO CONTROL TRANSACTIONS.   The prices, terms and conditions

            under which the Company shall offer or sell any Securities shall be

            determined  by  the  Company in its sole discretion.   The  Company

            shall  have  the  authority   to   control   all   discussions  and

            negotiations regarding any proposed or actual offering  or  sale of

            Securities.   Nothing  in this Agreement shall obligate the Company


            to  actually  offer  or  sell  any  Securities  or  consummate  any

            transaction.   The  Company   may  terminate  any  negotiations  or

            discussions at any time and reserves  the right not to proceed with any offering or sale of Securities.  Compensation  pursuant to this

            Agreement  shall  only  be  paid to the Finder in the event  of  an actual Closing of the Offering to an Offeree introduced by Finder.

     11.    CONFIDENTIALITY OF COMPANY INFORMATION. The Finder, and

            its officers, directors, employees  and  agents  shall  maintain in

            strict  confidence  and  not  copy, disclose or    transfer to  any

            other party (1) all confidential business and financial information

            regarding  the  Company  and  its  affiliates,   including  without

            limitation, projections, business plans, marketing  plans,  product development  plans,  pricing,  costs, customer, vendor and supplier lists and identification, channels  of  distribution,  and terms of

            identification   of  proposed  or  actual  contracts  and  (2)  all

            confidential technology  of  the  Company.  In  furtherance  of the foregoing,  the Finder agrees that it shall not transfer, transmit,

            distribute, download  or  communicate, in any electronic, digitized or other form or media, any  of  the confidential technology of the

            Company. The foregoing is not intended  to preclude the Finder from utilizing, subject to the terms and conditions  of  this Agreement,

            the Private Placement Memorandum and/or other documents prepared or approved by the Company for use in the Offering.

            All  communications  regarding any possible transactions,  requests for  due  diligence or other  information,  requests  for  facility tours, product  demonstrations  or  management  meetings,  will  be submitted  or  directed  to  the  Company, and the Finder shall not contact any employees, customers, suppliers  or  contractors of the

            Company or its affiliates without express permission.   Nothing  in

            this  Agreement shall constitute a grant of authority to the Finder or any  representatives  thereof  to  remove,  examine  or copy any particular document or types of information regarding the  Company,

            and  the Company shall retain control over the particular documents or items to be provided, examined or copied. If the Offering is not consummated,  or if at any time the Company so requests, the Finder and its representatives  will  return  to the Company all copies of information regarding the Company in their possession.

      The provisions of this Section shall survive  any  termination  of this Agreement.

     12.    PRESS  RELEASES,  ETC.  The  Company  shall control all press releases or announcements to the public, the  media or the industry

            regarding   any  offering,  placement,  transaction   or   business

            relationship  involving  the  Company or its affiliates. Except for communication to Offerees in furtherance  of this Agreement and the provision of the Private Placement Memorandum,  the Finder will not disclose the fact that discussions or negotiations are taking place concerning  a  possible transaction involving the Company,  or  the status or terms and conditions thereof.


      13.   DUE  DILIGENCE:    Neither  the  Company,  nor  any  of  its

            directors,  officers  or   shareholders,  should, in any way

            rely on the Finder to perform any due diligence with respect to the

            Company.  It is expressly understood and agreed that  to the extent due diligence is conducted; it will be conducted by the investors.

      14    EXPENSES,  ETC.   The compensation described in Section 3 of this

            Agreement shall be the Finder’s sole compensation for all of its services and efforts to the Company and its affiliates, in connection with any offering or placement of Securities. However,

            while the Finder shall pay all of its own costs and expenses exceeding two thousand ($2,000) in carrying out its activities hereunder; the Company will reimburse the Finder for the first

            $2,000 of aforementioned expenses after they have been incurred by the Finder, and simply accounted for to the Company. The Finder shall be exclusively responsible for any compensation, fees,

            commissions or payments of its employees,  agents representatives,

            co-finders or other persons or entities utilized by it in connection with its activities on behalf of the Company, and the Finder will indemnify and hold  harmless the Company and its affiliates from the claims of any such persons or entities.

      15.   COMPLIANCE WITH LAWS. The Finder represents and warrants that it is a duly registered broker/dealer and in good standing with  the SEC,

            NASD  and  the State of California and has and shall maintain  such registrations  as  well as all other necessary licenses and permits to conduct its activities  under  this  Agreement,  which  it shall conduct  in  compliance  with  applicable  federal  and  state laws relating to a private placement under Regulation D of the 1933 Act.

            The Finder represents that it is not a party to any other agreement

            which   would  conflict  with  or  interfere  with  the  terms  and conditions of this Agreement.

      16    ASSIGNMENT  PROHIBITED.   No assignment of this Agreement shall be

            made the prior written consent of the other party.

      17.   AMENDMENTS.  Neither party may amend this Agreement or rescind any of its existing provisions without the prior written consent of the other party.

      18.   GOVERNING LAW.  This Agreement shall be deemed to

            have been made in the State of  California  and shall be construed,

            and the rights and liabilities determined, in   accordance with the

            law of the State of California, without regard  to the conflicts of laws rules of such jurisdiction.

      19.   WAIVER.  Neither Finder’s nor the Company’s failure to insist at any time upon strict compliance with this Agreement or any of its terms nor any continued course of such conduct on their part shall constitute or be considered a waiver by Finder or the Company of any of their respective rights or privileges under this Agreement.


      20.   SEVERABILITY.   If any provision herein is or should become

            inconsistent with any present or future law, rule or regulation of any sovereign government or regulatory body having jurisdiction over the subject matter of this Agreement, such provision shall be deemed to be rescinded or modified in accordance with such law, rule or regulation.  In all other respects, this Agreement shall continue to remain in full force and effect.

      21.   COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and will become effective and binding upon the parties at such time as all of the signatories hereto have signed a counterpart of this Agreement.

            All counterparts so executed shall constitute one Agreement binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the same counterpart.  Each of the parties hereto shall sign a sufficient number of counterparts so that each party will receive a fully executed original of this

            Agreement.

      22.   ENTIRE AGREEMENT.  This Agreement  and  all other

            agreements  and  documents  referred  herein constitutes the entire agreement between the Company and the Finder.  No other agreements,

            covenants, representations or warranties,  express or implied, oral or written, have been made by any party hereto  to  any other party

            concerning    the   subject   matter   hereof.    All   prior   and

            contemporaneous  conversations,  negotiations, possible and alleged agreements, representations, covenants  and  warranties  concerning the subject matter hereof are merged herein.  This is an integrated

            Agreement.

      23.   ARBITRATION. The parties agree that this Agreement and all controversies that may arise between the Finder and the Company,

            whether occurring prior, on or subsequent to the date of this

            Agreement, will be determined by arbitration. The parties understand that:

            (A)   Arbitration is final and binding on the parties.

            (B)   The  parties are waiving their right to seek remedies in

                  court, including the right to a jury trial.

            (C)   Pre-arbitration  discovery is generally more limited than and different from  court proceedings.

            (D)   The arbitrators' award  is  not  required  to include factual findings or legal reasoning  and  any party's right to appeal or to seek modification or rulings by the arbitrators is

                  strictly limited.

            (E)   The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.


            The parties agree that  any arbitration under this Agreement will be held at the facilities of  and  before an Arbitration Panel appointed by the National Association of  Securities  Dealers, Inc.

            ("NASD"),  or  if  the  NASD  refuses to accept jurisdiction,  then

            before JAMS/ENDISPUTE in San Francisco,  California.   The award of

            the  arbitrators,  or  of the majority of them, will be final,  and judgments upon the award  may  be  entered  in  any court, state or federal, having jurisdiction.  The parties hereby submit themselves and their personal representatives to the jurisdiction of any state or federal court for the purpose of such arbitration  and  entering such judgment.

            Any  forbearance to enforce an agreement to arbitrate will  not constitute  a  waiver  of any rights under this Agreement except to the extent stated herein.

THIS AGREEMENT IS GOVERNED BY A PRE-DISPUTE  ARBITRATION  CLAUSE  CONTAINED  IN

PARAGRAPH 23 OF THIS AGREEMENT

             THE SHEMANO GROUP, INC. (the "Finder")

                  /s/ Michael Jacks

             By: _________________________________

                      Michael Jacks

             Title:Partner

             MINES MANAGEMENT, INC.  (the "Company")

                /s/ Glenn Dobbs

            By: ____________________________________

                    Glenn Dobbs

                    Title:  President and CEO, Director